UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22800

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DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

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(Exact name of registrant as specified in charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Address of principal executive offices) (Zip code)

David F. Connor, Esq.

100 Independence, 610 Market Street

Philadelphia, PA 19106-2354

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

ITEM 1.  REPORTS TO STOCKHOLDERS.

1

Annual Report SEPTEMBER 30, 2021

Delaware Ivy High Income Opportunities Fund*

*EffectiveJuly 1, 2021, the name of Ivy High Income Opportunities Fund changed to Delaware Ivy High Income Opportunities Fund

The Fund’s common shares are listed on the New York

Stock Exchange and trade under the ticker symbol IVH

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle.

IVY INVESTMENTSSM refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The Fund, as part of Delaware Funds by Macquarie, is now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust.

CONTENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND*

*	Effective July 1, 2021, the name of Ivy High Income Opportunities Fund changed to Delaware Ivy High Income Opportunities Fund.

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

The Fund is governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of September 30, 2021, and subject to change for events occurring after such date. The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2021 Macquarie Management Holdings, Inc.

2

MANAGEMENT DISCUSSION	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND*

(UNAUDITED)

Below, Chad Gunther, portfolio manager of the Delaware Ivy High Income Opportunities Fund, discusses positioning, performance and results for the fiscal year ended September 30, 2021. Mr. Gunther has been manager of the Fund since 2014 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended September 30, 2021
Delaware Ivy High Income Opportunities Fund (Fund at net asset value)	20.86%
Delaware Ivy High Income Opportunities Fund (Fund at market price)	26.28%

Benchmark and Morningstar Category
ICE BofA US High Yield Index	11.46%
(generally reflects the performance of securities representing the high-yield sector of the bond market)
Morningstar High Yield Bond Universe Average	10.50%
(generally reflects the performance of the universe of funds with similar investment objectives)

Market update

The recovery in spreads that started with the US Federal Reserve’s (Fed) announcement of unlimited quantitative easing in March 2020 continued in fiscal year 2021. Spreads on the JP Morgan High Yield Index started the fiscal year at 603 basis points (bps) and by fiscal year end had declined to 385 bps. The low point in spreads during the fiscal year was 369 basis points on July 1, 2021 before a new wave of COVID-19 (Delta variant) swept through the world, causing a 47 bps widening in July and August. This widening was short lived as the number of people vaccinated continued to increase and the death rate from this new wave being much less severe than the initial coronavirus outbreak. The Fed has continued to stoke the liquidity fire, expanding its current balance sheet to an unprecedented $8.45 trillion.

Interest rates for the fiscal year reversed the downward trend seen over the past two fiscal years. The 10-year Treasury increased from 65 bps to 146 bps at fiscal year end. The three-year Treasury had an even bigger jump (on a percentage basis), going from 16 bps to 51 bps at year end. The reversal in rates can be attributed to the expansion of the Fed’s balance sheet driving growth as well as vaccination adoption increasing, albeit slowly.

Year-to-date, new issue activity for high-yield bonds totaled $409.7 billion (gross) and $150.6 billion (net). Additionally, year-to-date, leveraged loan issuance stands at $655.5 billion (gross) and $284.3 billion (net), which is up 110% and 138% (year-over-year), respectively.

2021 has seen outflows in high-yield mutual funds, with $11.8 billion leaving the asset class through September 30. That said, more recently outflows have subsided, with August and September inflowing $1.26 billion and $1.26 billion, respectively. Leveraged-loan flows, on the other hand, have been inflowing since the beginning of 2021. Year-to-date, cumulative inflows total $35.3 billion.

Over the first nine months of 2021, a total of 10 companies defaulted, totaling $4.1 billion in bonds and $3.5 billion in loans. Additionally, six companies have completed distressed transactions totaling $2.1 billion. This year’s default volume is on pace to be the lightest in a calendar year since $4.5 billion defaulted in 2007.

Portfolio strategy/performance

The Fund outperformed its benchmark index and Morningstar peer group for the fiscal year. The Fund’s loan exposure contributed 341 bps to outperformance relative to the benchmark, while the Fund’s bond exposure contributed 448 bps to relative outperformance. On the other hand, equities detracted 307 bps from performance.

The portfolio mix started the fiscal year with 70% in high-yield bonds, 26% loans and 4% other. We ended the fiscal year with bonds (64%), loans (29%) and preferred/common equity (6%). In previous communications, we said we maintained our exposure to leveraged loans as we thought they continued to offer attractive yields relative to their seniority in the capital structure. We still believe their relative attractive yields are intact. Bond holdings, broken down by ratings quality, ended the fiscal year at 7.4%, 65.4%, 24.8% and 2.5% for BB, B, CCC and below CCC, respectively.

While the Fund handily outperformed its benchmark and peer group average, performance was diminished by our investments in New Cotai Participation Corp./Studio City International Holdings Ltd. ADR, a Macau casino. COVID-19 continues to have an adverse impact on the region, limiting tourist travel to the destination. That said, the gaming market in Macau is the largest employer in the region, and we believe China’s growing middle class will offer opportunity as they look for entertainment destinations. We acknowledge short-term catalysts are limited, but the risk/reward trade-off at

2021	ANNUAL REPORT	3

current valuations looks very compelling in our view. On the bond side of the portfolio, detractors from performance were underweights in the gas midstream sector and the oil field services sector. On the loan side, Westmoreland Mining Holdings LLC negatively impacted performance.

We had several outperformers in both our bond and loan investments for the fiscal year. On the loan side, outperformance was led by Dynacast as the company was successful in refinancing its second lien term loan, meaning we were paid out at close to par after being marked at the beginning of the year closer to 50% of par. Another loan with similar performance was Cyxtera Technologies, as the company went public through a special-purpose acquisition company (SPAC). Proceeds were used to redeem our second lien at par. In our bond portfolio, credits in the services, wireless and wireline sectors handily outperformed the benchmark. Our philosophy of owning higher concentrations in higher conviction investments contributed to the outperformance. West Corp., Staples, Inc., Digicel Group Ltd. and Frontier Communications Corp. were all big outperformers during the fiscal year. Credits in the advertising sector also contributed to outperformance but to a lesser degree.

Outlook

Previously we conveyed our belief that unemployment would continue to decline especially as we moved into September and October when government stimulus payments started to expire. Over the past few weeks, we have seen an acceleration to the downside of total continuing claims which supports this view. With solid earnings, declining COVID-19 cases from the Delta variant, tax receipts increasing, and consumer net worth at an all-time high, we feel that the back drop for continued recovery and growth remain strong. The US Federal Reserve’s (Fed) acknowledgment of these trends has set up a consensus view that a taper announcement is forthcoming at the November meeting. The high-yield bond market has responded by returning just three basis points in the month of September, the lowest monthly return in the past 12 months. In sharp contrast, the leverage loan market had its best month of returns since January.

Going forward against a backdrop of rich valuations and a less favorable growth/policy mix, we expect spreads (currently at 320 basis points) will drift modestly wider in the upcoming quarters. As we stated in our last commentary, we think volatility will be centered around the direction of inflation and inflation expectations. The recent rate rally indicates the market may be signaling the overall market view is the Fed is behind the curve in tapering and ultimately raising rates. Inflation news of late has been overpowering, and if the numbers continue to surprise on the upside, the transitory hypothesis around inflation will be called more and more into question. Therefore, the biggest visible risk in our view is a significant acceleration in inflation that brings on a surge in bond yields and aggressive Fed action. Other risks include higher commodity prices, wages, Chinese property developer debt crisis (and any spillover effects), and new fiscal policies that could impact spending and/or growth.

Despite the risks mentioned above, there are several current or likely tailwinds worth noting: Massive monetary stimulus, more reopening, unprecedented surge in consumer net worth and consumer excess saving, supply chain problems ease, and inventory rebuilding extends the business cycle. Default forecasts predict a continuation of low defaults for the foreseeable future and into 2022 as well. Our outlook for returns continues to be benign, and we expect the rest of the year to be a coupon-clipping exercise with bouts of volatility related to rates, inflation, and the growth outlook in a post-pandemic world.

Significant Event(s): Effective November 15, 2021, the Fund’s portfolio management team consists of Adam H. Brown and John P. McCarthy.

*Effective July 1, 2021, the Fund name changed from Ivy High Income Opportunities Fund.

The investment return, price, yields, market value and NAV of a fund’s shares will fluctuate with market conditions. Closed-end funds frequently trade at a discount to their NAV, which may increase an investor’s risk of loss. At the time of sale, your shares may have a market price that is above or below NAV, and it may be worth more or less than your original investment. There is no assurance that the Fund will meet its investment objective.

Risk factors: The price of the Fund’s shares will fluctuate with market conditions and other factors. Fund shares are not guaranteed or endorsed by any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than with higher-rated bonds. Loans (including loan assignments, loan participations and other loan instruments) carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loans that are unsecured or not fully collateralized may be subject to restrictions on resale and its resale may trade infrequently on the secondary market. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle. The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

4	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND(a)

ALL DATA IS AS OF SEPTEMBER 30, 2021 (UNAUDITED)

Total Return(1)	Market Price	NAV
1-year period ended 9-30-21	23.59%	18.29%
5-year period ended 9-30-21	10.61%	10.68%
Commencement of operations (5-29-13) through 9-30-21	6.69%	8.43%

Market Price/NAV Performance
Commencement of operations (5-29-13) through 9-30-21

Market Price/NAV
Market Price	$13.67
NAV	$14.93
Discount to NAV(3)	(8.44)%
Market Price Yield(4)	6.14%
Structural Leverage Ratio(5)	26.02%
Effective Leverage Ratio(6)	26.17%

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested according to the Fund’s dividend reinvestment plan.

Asset Allocation (%’s based on total investments)

Stocks	6.2%
Financials	1.9%
Energy	1.7%
Consumer Discretionary	1.4%
Communication Services	1.2%
Industrials	0.0%
Warrants	0.0%
Bonds	78.7%
Corporate Debt Securities	54.1%
Loans	24.6%
Borrowings(2)	-25.6%
Cash Equivalents+	15.1%

Quality Weightings (%’s based on total investments)

Non-Investment Grade	78.7%
BB	5.5%
B	51.9%
CCC	19.4%
Below CCC	0.3%
Non-rated	1.6%
Borrowings(2)	-25.6%
Cash Equivalents+ and Equities	21.3%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(1)

Past performance is not necessarily indicative of future performance. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Performance at market price will differ from results at NAV. Returns at market price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends. An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the total number of shares outstanding. Holdings are subject to change daily.

(2)	The Fund has entered into a borrowing arrangement with Pershing LLC as a means of financial leverage. See Note 8 in the Notes to Financial Statements for additional information.

(3)	The premium/discount is calculated as (most recent market price/most recent NAV) -1.

(4)	Market price yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at September 30, 2021.

(5)

Structural leverage consists of borrowings outstanding as a percentage of managed assets. Managed assets are the Fund’s total assets, including the assets attributable to the proceeds from any borrowings, minus liabilities other than the aggregate indebtedness entered into for the purpose of leverage.

(6)

The Fund’s effective leverage ratio includes both structural leverage and the leveraging effects of certain derivative instruments in the Fund’s portfolio (referred to as “portfolio leverage”), expressed as a percentage of managed assets. Portfolio leverage from the Fund’s use of forward foreign currency contracts is included in the Fund’s effective leverage values.

(a)	Effective July 1, 2021, the name of Ivy High Income Opportunities Fund changed to Delaware Ivy High Income Opportunities Fund.

2021	ANNUAL REPORT	5

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

COMMON STOCKS	Shares		Value
Communication Services

Integrated Telecommunication Services – 1.7%
Frontier Communications Corp. (A)	148		$4,138

Total Communication Services – 1.7%			4,138
Consumer Discretionary

Apparel Retail – 0.6%
True Religion Apparel, Inc. (A)(B)(C)	—	*	1,383

Casinos & Gaming – 1.3%
New Cotai Participation Corp., Class B (A)(B)(C)(D)	971		2,087
Studio City International Holdings Ltd. ADR (A)	108		885
Studio City International Holdings Ltd. ADR (A)(D)	45		364

			3,336

Total Consumer Discretionary – 1.9%			4,719
Energy

Coal & Consumable Fuels – 0.7%
Foresight Energy L.P. (A)(C)(D)	74		1,566
Westmoreland Coal Co. (A)(E)	13		20

			1,586

Oil & Gas Drilling – 0.4%
KCA Deutag UK Finance plc (A)(E)	11		918
Vantage Drilling Co., Units (A)	—	*	1

			919

Oil & Gas Equipment & Services – 0.0%
Larchmont Resources LLC (A)(B)(D)(E)	2		2

Total Energy – 1.1%			2,507
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (C)(D)(E)	804		—	*

Total Industrials – 0.0%			—	*

TOTAL COMMON STOCKS – 4.7%			$11,364
(Cost: $20,155)

INVESTMENT FUNDS
Registered Investment Companies – 2.6%
iShares iBoxx $ High Yield Corporate Bond ETF (F)	73		6,387

TOTAL INVESTMENT FUNDS – 2.6%			$6,387
(Cost: $6,315)

PREFERRED STOCKS	Shares		Value
Consumer Discretionary

Apparel Retail – 0.1%
True Religion Apparel, Inc. (A)(B)(E)	—	*	$318

Total Consumer Discretionary – 0.1%			318
Energy

Oil & Gas Exploration & Production – 1.4%
Targa Resources Corp.,
9.500% (A)(D)	3		3,415

Total Energy – 1.4%			3,415

TOTAL PREFERRED STOCKS – 1.5%			$3,733
(Cost: $4,572)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
California Resources Corp.,
expires 10–27–24 (G)	3		38

TOTAL WARRANTS – 0.0%			$38
(Cost: $273)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Advertising – 2.4%
Advantage Sales & Marketing, Inc.,
6.500%, 11–15–28 (H)(I)	$2,185		2,280
Centerfield Media Holdings LLC,
6.625%, 8–1–26 (I)	595		614
Midas OpCo Holdings LLC,
5.625%, 8–15–29 (I)	2,991		3,099

			5,993

Broadcasting – 2.0%
Clear Channel International B.V.,
6.625%, 8–1–25 (I)	216		226
Clear Channel Outdoor Holdings, Inc.,
5.125%, 8–15–27 (H)(I)	4,496		4,658

			4,884

Cable & Satellite – 8.4%
Altice Financing S.A.,
5.750%, 8–15–29 (H)(I)	2,086		2,023
Altice France Holding S.A.,
10.500%, 5–15–27 (H)(I)	4,582		5,017
Altice France S.A.:
8.125%, 2–1–27 (H)(I)	2,659		2,865
5.125%, 7–15–29 (H)(I)	866		850
5.500%, 10–15–29 (I)	469		465
CSC Holdings LLC:
5.750%, 1–15–30 (H)(I)	555		565
5.000%, 11–15–31 (I)	862		827
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.,
5.875%, 8–15–27 (I)	565		590

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellitee (Continued)
DISH DBS Corp.:
7.750%, 7–1–26 (H)	$1,032	$1,167
7.375%, 7–1–28	279	296
5.125%, 6–1–29	1,201	1,178
LCPR Senior Secured Financing Designated Activity Co.,
5.125%, 7–15–29 (I)	337	348
Telesat Canada and Telesat LLC,
5.625%, 12–6–26 (H)(I)	2,310	2,221
VTR Comunicaciones S.p.A.,
4.375%, 4–15–29 (I)	1,182	1,220
VTR Finance B.V.,
6.375%, 7–15–28 (I)	1,087	1,173

		20,805

Integrated Telecommunication Services – 5.5%
Cablevision Lightpath LLC,
5.625%, 9–15–28 (I)	460	463
Consolidated Communications, Inc.:
5.000%, 10–1–28 (I)	417	431
6.500%, 10–1–28 (H)(I)	899	978
Frontier Communications Corp.:
5.875%, 10–15–27 (I)	121	128
5.875%, 11–1–29	456	462
West Corp.,
8.500%, 10–15–25 (H)(I)	7,035	6,999
Windstream Escrow LLC,
7.750%, 8–15–28 (H)(I)	3,949	4,131

		13,592

Interactive Media & Services – 0.4%
Cars.com, Inc.,
6.375%, 11–1–28 (H)(I)	881	930

Movies & Entertainment – 2.0%
Premier Entertainment Sub LLC and Premier Entertainment Finance Corp.:
5.625%, 9–1–29 (I)	2,984	3,018
5.875%, 9–1–31 (I)	1,908	1,930

		4,948

Wireless Telecommunication Service – 4.8%
Digicel Group Ltd.,
8.750%, 5–25–24 (I)	385	399
Digicel Group Ltd. (5.000% Cash and 3.000% PIK),
8.000%, 4–1–25 (I)(J)	250	222
Digicel Group Ltd. (7.000% Cash or 7.000% PIK),
7.000%, 10–1–68 (I)(J)	214	176
Digicel International Finance Ltd.:
8.750%, 5–25–24 (H)(I)	6,862	7,113
8.000%, 12–31–26 (I)	154	149
Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK),
13.000%, 12–31–25 (I)(J)	211	213
Digicel International Finance Ltd. (8.000% Cash and 2.000% PIK or 10.000% PIK),
10.000%, 4–1–24 (H)(J)	1,619	1,621

6	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service (Continued)
Digicel Ltd.,
6.750%, 3–1–23 (H)(I)	$2,128	$2,009

		11,902

Total Communication Services – 25.5%		63,054
Consumer Discretionary

Apparel Retail – 0.7%
Victoria’s Secret & Co.,
4.625%, 7–15–29 (H)(I)	1,634	1,668

Automotive Retail – 1.6%
Asbury Automotive Group, Inc.:
4.500%, 3–1–28 (H)	936	962
4.750%, 3–1–30 (H)	964	1,007
Ken Garff Automotive LLC,
4.875%, 9–15–28 (I)	290	298
Lithia Motors, Inc.:
3.875%, 6–1–29 (I)	602	626
4.375%, 1–15–31 (I)	466	498
Sonic Automotive, Inc.,
6.125%, 3–15–27 (H)	489	509

		3,900

Casinos & Gaming – 0.3%
Everi Holdings, Inc.,
5.000%, 7–15–29 (I)	594	610

Education Services – 1.5%
Adtalem Global Education, Inc.,
5.500%, 3–1–28 (H)(I)	3,551	3,589

Homefurnishing Retail – 0.1%
Ambience Merger Sub, Inc.,
4.875%, 7–15–28 (I)	178	178

Hotels, Resorts & Cruise Lines – 3.7%
Boyne USA, Inc.,
4.750%, 5–15–29 (I)	288	298
Carnival Corp.:
11.500%, 4–1–23 (I)	112	125
10.500%, 2–1–26 (H)(I)	1,458	1,694
7.625%, 3–1–26 (I)	295	315
5.750%, 3–1–27 (H)(I)	923	955
9.875%, 8–1–27 (I)	573	662
NCL Corp. Ltd.:
12.250%, 5–15–24 (H)(I)	2,342	2,766
10.250%, 2–1–26 (I)	684	786
5.875%, 3–15–26 (I)	295	303
Royal Caribbean Cruises Ltd.:
11.500%, 6–1–25 (I)	105	120
5.500%, 4–1–28 (I)	1,153	1,181

		9,205

Internet & Direct Marketing Retail – 0.7%
Arches Buyer, Inc.,
4.250%, 6–1–28 (H)(I)	1,768	1,795

Leisure Facilities – 0.5%
Legends Hospitality Holding Co. LLC,
5.000%, 2–1–26 (I)	178	183

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Leisure Facilities (Continued)
Live Nation Entertainment, Inc.,
4.750%, 10–15–27 (H)(I)	$1,013	$1,031

		1,214

Specialized Consumer Services – 0.7%
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10–1–28 (H)(I)	870	904
5.875%, 10–1–30 (I)	725	764

		1,668

Specialty Stores – 6.6%
Bed Bath & Beyond, Inc.,
5.165%, 8–1–44	713	615
Magic MergerCo, Inc.,
5.250%, 5–1–28 (H)(I)	1,009	1,042
Party City Holdings, Inc. (5.000% Cash and 5.000% PIK),
10.000%, 8–15–26 (I)(J)	93	92
Party City Holdings, Inc. (6-Month U.S. LIBOR plus 500 bps),
5.750%, 7–15–25 (I)(K)	163	153
PetSmart, Inc. and PetSmart Finance Corp.,
4.750%, 2–15–28 (H)(I)	1,485	1,528
Staples, Inc.:
7.500%, 4–15–26 (H)(I)	9,900	10,054
10.750%, 4–15–27 (H)(I)	2,982	2,907

		16,391

Total Consumer Discretionary – 16.4%		40,218
Consumer Staples

Food Distributors – 0.8%
Performance Food Group, Inc.,
4.250%, 8–1–29 (I)	1,905	1,912

Packaged Foods & Meats – 1.1%
Pilgrim’s Pride Corp.,
4.250%, 4–15–31 (H)(I)	1,372	1,476
Post Holdings, Inc.,
4.500%, 9–15–31 (I)	598	592
Simmons Foods, Inc.,
4.625%, 3–1–29 (I)	594	599

		2,667

Total Consumer Staples – 1.9%		4,579
Energy

Oil & Gas Drilling – 0.4%
KCA Deutag UK Finance plc:
9.875%, 12–1–25 (I)	115	126
KCA Deutag UK Finance plc:
9.875%, 12–1–25	555	605
Offshore Drilling Holding S.A.,
8.375%, 9–20–20 (H)(I)(L)(M)	3,385	324

		1,055

Oil & Gas Equipment & Services – 0.1%
Nine Energy Service, Inc.,
8.750%, 11–1–23 (I)	806	388

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production – 5.3%
Antero Resources Corp.,
5.375%, 3–1–30 (I)	$241	$254
Ascent Resources Utica Holdings LLC and ARU Finance Corp.:
7.000%, 11–1–26 (H)(I)	711	736
8.250%, 12–31–28 (I)	59	64
5.875%, 6–30–29 (I)	296	303
California Resources Corp.,
7.125%, 2–1–26 (I)	173	183
Chesapeake Escrow Issuer LLC:
5.500%, 2–1–26 (I)	594	622
5.875%, 2–1–29 (I)	446	477
Colgate Energy Partners III LLC,
5.875%, 7–1–29 (I)	237	239
Crownrock L.P.,
5.625%, 10–15–25 (H)(I)	2,820	2,890
CrownRock L.P. and CrownRock Finance, Inc.,
5.000%, 5–1–29 (I)	289	302
Endeavor Energy Resources L.P.,
5.500%, 1–30–26 (H)(I)	956	997
Laredo Petroleum, Inc.:
9.500%, 1–15–25 (H)	3,242	3,363
10.125%, 1–15–28 (H)	1,161	1,257
Murphy Oil Corp.,
6.375%, 7–15–28	238	252
Range Resources Corp.,
8.250%, 1–15–29 (I)	59	66
Vine Energy Holdings LLC,
6.750%, 4–15–29	1,152	1,245

		13,250

Oil & Gas Refining & Marketing – 2.5%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10–1–24	468	461
9.000%, 4–1–25 (I)	118	128
Comstock Resources, Inc.:
6.750%, 3–1–29 (H)(I)	1,360	1,470
5.875%, 1–15–30 (I)	717	747
CVR Energy, Inc.,
5.250%, 2–15–25 (I)	568	563
PBF Holding Co. LLC,
9.250%, 5–15–25 (H)(I)	3,018	2,864

		6,233

Oil & Gas Storage & Transportation – 0.7%
Crestwood Midstream Partners L.P.:
5.750%, 4–1–25	297	304
5.625%, 5–1–27 (I)	597	615
6.000%, 2–1–29 (I)	119	125
Hess Midstream Operations L.P.,
4.250%, 2–15–30 (I)	238	241
Rattler Midstream L.P.,
5.625%, 7–15–25 (I)	572	596

		1,881

Total Energy – 9.0%		22,807

2021	ANNUAL REPORT	7

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Financials

Insurance Brokers – 2.7%
NFP Corp.,
6.875%, 8–15–28 (H)(I)	$6,566	$6,713

Investment Banking & Brokerage – 0.6%
INTL FCStone, Inc.,
8.625%, 6–15–25 (H)(I)	1,423	1,531

Property & Casualty Insurance – 0.7%
Highlands Holdings Bond Issuer Ltd. and Highlands Holdings Bond Co-Issuer, Inc. (7.625% Cash or 8.375% PIK),
7.625%, 10–15–25 (H)(I)(J)	1,457	1,549

Specialized Finance – 2.0%
BCPE Cycle Merger Sub II, Inc.,
10.625%, 7–15–27 (H)(I)	2,224	2,367
Compass Group Diversified Holdings LLC,
5.250%, 4–15–29 (H)(I)	2,380	2,493

		4,860

Thrifts & Mortgage Finance – 0.9%
Provident Funding Associates L.P. and PFG Finance Corp.,
6.375%, 6–15–25 (H)(I)	2,236	2,279

Total Financials – 6.9%		16,932
Health Care

Health Care Services – 0.7%
Heartland Dental LLC,
8.500%, 5–1–26 (H)(I)	369	383
ModivCare Escrow Issuer, Inc.,
5.000%, 10–1–29 (I)	1,270	1,318

		1,701

Health Care Supplies – 1.0%
Mozart Debt Merger Sub, Inc.,
3.875%, 4–1–29 (I)	2,413	2,413

Pharmaceuticals – 1.2%
P&L Development LLC and PLD Finance Corp.,
7.750%, 11–15–25 (H)(I)	1,818	1,891
Par Pharmaceutical, Inc.,
7.500%, 4–1–27 (H)(I)	1,188	1,212

		3,103

Total Health Care – 2.9%		7,217
Industrials

Aerospace & Defense – 4.4%
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
7.500%, 3–15–27 (H)	1,094	1,147
5.500%, 11–15–27 (H)	2,821	2,902
4.625%, 1–15–29	592	592

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
Wolverine Escrow LLC:
8.500%, 11–15–24 (H)(I)	$2,535	$2,361
9.000%, 11–15–26 (H)(I)	3,810	3,524
13.125%, 11–15–27 (I)	343	229

		10,755

Diversified Support Services – 1.6%
Ahern Rentals, Inc.,
7.375%, 5–15–23 (H)(I)	1,507	1,447
Deluxe Corp.,
8.000%, 6–1–29 (I)	752	787
Nesco Holdings II, Inc.,
5.500%, 4–15–29 (H)(I)	1,675	1,739

		3,973

Security & Alarm Services – 0.4%
Prime Security Services Borrower LLC and Prime Finance, Inc.,
6.250%, 1–15–28 (H)(I)	867	897

Total Industrials – 6.4%		15,625
Information Technology

Application Software – 2.6%
J2 Global, Inc.,
4.625%, 10–15–30 (I)	349	371
Kronos Acquisition Holdings, Inc. and KIK Custom Products, Inc.,
5.000%, 12–31–26 (I)	875	875
NCR Corp.:
5.750%, 9–1–27 (I)	307	324
5.000%, 10–1–28 (I)	856	876
5.125%, 4–15–29 (H)(I)	3,172	3,275
6.125%, 9–1–29 (I)	393	427
5.250%, 10–1–30 (I)	285	300

		6,448

Data Processing & Outsourced Services – 0.1%
MoneyGram International, Inc.,
5.375%, 8–1–26 (I)	298	303

Internet Services & Infrastructure – 0.4%
Consensus Cloud Solutions, Inc.:
6.000%, 10–15–26 (I)	301	310
6.500%, 10–15–28 (I)	722	751

		1,061

IT Consulting & Other Services – 0.2%
Sabre GLBL, Inc. (GTD by Sabre Holdings Corp.):
9.250%, 4–15–25 (I)	288	333
7.375%, 9–1–25 (I)	114	122

		455

Technology Hardware, Storage & Peripherals – 0.3%
Brightstar Escrow Corp.,
9.750%, 10–15–25 (H)(I)	804	863

Total Information Technology – 3.6%		9,130

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Materials

Commodity Chemicals – 1.1%
LSF9 Atlantis Holdings LLC and Victra Finance Corp.,
7.750%, 2–15–26 (H)(I)	$1,485	$1,542
NOVA Chemicals Corp.:
5.250%, 6–1–27 (H)(I)	666	700
4.250%, 5–15–29 (I)	576	577

		2,819

Metal & Glass Containers – 0.4%
ARD Finance S.A. (6.500% Cash or 7.250% PIK),
6.500%, 6–30–27 (H)(I)(J)	859	914

Total Materials – 1.5%		3,733
Real Estate

Specialized REITs – 0.1%
Uniti Group L.P., Uniti Group Finance 2019, Inc. and CSL Capital LLC (GTD by Uniti Group, Inc.),
4.750%, 4–15–28 (I)	144	147

Total Real Estate – 0.1%		147

TOTAL CORPORATE DEBT SECURITIES – 74.2%		$183,442
(Cost: $180,132)

LOANS (K)
Communication Services

Advertising – 1.3%
Advantage Sales & Marketing, Inc. (ICE LIBOR plus 525 bps),
6.000%, 10–28–27	3,163	3,184

		3,184

Broadcasting – 1.0%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps),
3.629%, 8–21–26	2,638	2,588

Cable & Satellite – 0.7%
DIRECTV Financing LLC (1-Month ICE LIBOR plus 500 bps),
5.750%, 7–22–27	1,664	1,667

Integrated Telecommunication Services – 2.7%
West Corp. (3-Month ICE LIBOR plus 400 bps),
5.000%, 10–10–24	6,269	6,186
Windstream Services LLC (ICE LIBOR plus 625 bps),
7.250%, 9–21–27	529	532

		6,718

8	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (K) (Continued)	Principal	Value
Wireless Telecommunication Service – 1.2%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps),
3.430%, 5–27–24	$3,156	$3,054

Total Communication Services – 6.9%		17,211
Consumer Discretionary

Apparel Retail – 0.7%
Torrid LLC (1-Month ICE LIBOR plus 550 bps),
6.250%, 6–14–28 (C)	1,805	1,816

Casinos & Gaming – 0.1%
New Cotai LLC (14.000% Cash or 14.000% PIK),
14.000%, 9–10–25 (D)(J)	293	290

Homefurnishing Retail – 0.5%
Ambience Merger Sub, Inc. (1-Month ICE LIBOR plus 425 bps),
4.750%, 6–25–28	1,189	1,190

Internet & Direct Marketing Retail – 0.3%
CNT Holdings I Corp. (ICE LIBOR plus 375 bps),
4.500%, 11–8–27	723	725

Leisure Facilities – 0.8%
United PF Holdings LLC (ICE LIBOR plus 400 bps),
4.132%, 12–30–26	1,772	1,725
United PF Holdings LLC (ICE LIBOR plus 850 bps),
9.500%, 11–12–26 (C)	395	397

		2,122

Leisure Products – 0.5%
MajorDrive Holdings IV LLC (1-Month ICE LIBOR plus 400 bps),
4.500%, 6–1–28	1,342	1,346

Specialty Stores – 4.0%
Bass Pro Group LLC (ICE LIBOR plus 425 bps),
5.000%, 3–5–28	257	259
Jo-Ann Stores, Inc. (1-Month ICE LIBOR plus 475 bps),
5.500%, 6–30–28	3,207	3,129
Michaels Cos., Inc. (The) (1-Month ICE LIBOR plus 425 bps),
5.000%, 4–15–28	1,151	1,154
PetSmart, Inc. (ICE LIBOR plus 375 bps),
4.500%, 2–12–28	2,718	2,728
Staples, Inc. (ICE LIBOR plus 500 bps),
5.126%, 4–12–26	2,427	2,321
Woof Holdings LLC (ICE LIBOR plus 375 bps),
4.500%, 12–21–27	339	340

		9,931

LOANS (K) (Continued)	Principal	Value
Textiles – 1.1%
SIWF Holdings, Inc. (ICE LIBOR plus 425 bps),
4.334%, 6–15–25	$2,688	$2,691

Total Consumer Discretionary – 8.0%		20,111
Energy

Coal & Consumable Fuels – 0.3%
Foresight Energy LLC (ICE LIBOR plus 800 bps),
9.500%, 6–29–27 (D)	512	512
Westmoreland Mining Holdings LLC (15.000% Cash or 15.000% PIK),
15.000%, 3–15–29 (J)	1,108	230

		742

Oil & Gas Equipment & Services – 0.5%
Larchmont Resources LLC (9.000% Cash or 9.000% PIK),
9.000%, 8–7–22 (B)(C)(J)	1,253	1,191

Oil & Gas Exploration & Production – 0.4%
Ascent Resources Utica Holdings LLC,
0.000%, 11–1–25 (N)	180	198
Ascent Resources Utica Holdings LLC (1-Month ICE LIBOR plus 900 bps),
10.000%, 11–1–25	625	688

		886

Oil & Gas Storage & Transportation – 0.7%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps),
5.121%, 3–1–26	2,215	1,676

Total Energy – 1.9%		4,495
Financials

Asset Management & Custody Banks – 0.7%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps),
6.834%, 7–20–26	1,703	1,721

Property & Casualty Insurance – 1.3%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps),
4.584%, 2–28–25	3,270	3,270

Specialized Finance – 1.2%
Gulf Finance LLC (ICE LIBOR plus 525 bps),
6.250%, 8–25–23	2,409	2,322
Lealand Finance Co. B.V.,
0.000%, 6–30–24 (C)(N)	10	6
Lealand Finance Co. B.V. (ICE LIBOR plus 300 bps),
3.085%, 6–30–24 (C)	30	18
Sunset Debt Merger Sub, Inc.,
0.000%, 9–17–28 (C)(N)	602	598

		2,944

Total Financials – 3.2%		7,935

LOANS (K) (Continued)	Principal	Value
Health Care

Health Care Facilities – 0.2%
Surgery Center Holdings, Inc. (1-Month ICE LIBOR plus 375 bps),
4.500%, 8–31–26	$420	$421

Health Care Services – 3.6%
Heartland Dental LLC (ICE LIBOR plus 375 bps),
3.584%, 4–30–25	1,822	1,809
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps),
5.125%, 7–26–26	7,194	7,191

		9,000

Total Health Care – 3.8%		9,421
Industrials

Building Products – 0.7%
CP Atlas Buyer, Inc. (ICE LIBOR plus 375 bps),
4.250%, 11–23–27	1,734	1,732

Construction & Engineering – 0.3%
WaterBridge Midstream Operating LLC (3-Month ICE LIBOR plus 575 bps),
6.750%, 6–21–26	745	729

Industrial Conglomerates – 2.3%
PAE Holding Corp. (ICE LIBOR plus 450 bps),
5.250%, 10–19–27	5,803	5,806

Industrial Machinery – 1.5%
Form Technologies LLC (ICE LIBOR plus 475 bps),
5.750%, 7–22–25 (C)	3,756	3,775

Research & Consulting Services – 0.2%
Ankura Consulting Group LLC (ICE LIBOR plus 450 bps),
5.250%, 3–17–28	585	587

Total Industrials – 5.0%		12,629
Information Technology

Communications Equipment – 1.3%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps),
4.583%, 11–30–25	2,529	2,307
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps),
8.833%, 11–30–26	1,214	790

		3,097

Data Processing & Outsourced Services – 1.4%
CommerceHub, Inc. (ICE LIBOR plus 400 bps),
4.750%, 12–2–27	1,125	1,128

2021	ANNUAL REPORT	9

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

LOANS (K) (Continued)	Principal	Value
Data Processing & Outsourced Services (Continued)
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps),
4.000%, 5–1–24	$1,839	$1,828
MoneyGram International, Inc.,
0.000%, 7–14–26 (N)	477	478

		3,434

Internet Services & Infrastructure – 0.3%
Informatica LLC,
7.125%, 2–25–25	727	739

IT Consulting & Other Services – 1.6%
Gainwell Acquisition Corp. (ICE LIBOR plus 400 bps),
4.750%, 10–1–27	2,969	2,980
Ivanti Software, Inc. (1-Month ICE LIBOR plus 400 bps),
4.750%, 12–1–27	276	277
Ivanti Software, Inc. (1-Month U.S. LIBOR plus 475 bps),
5.750%, 12–1–27	698	700

		3,957

Total Information Technology – 4.6%		11,227

LOANS (K) (Continued)	Principal	Value
Materials

Specialty Chemicals – 0.1%
NIC Acquisition Corp. (1-Month ICE LIBOR plus 375 bps),
4.500%, 12–29–27	$295	$294

Total Materials – 0.1%		294

TOTAL LOANS – 33.5%		$83,323
(Cost: $84,530)

SHORT-TERM SECURITIES	Shares
Money Market Funds (P) – 20.8%
Dreyfus Institutional
Preferred Government Money Market Fund – Institutional Shares, 0.010% (O)	5,880	5,880
State Street Institutional
U.S. Government Money Market Fund – Premier Class, 0.030%	45,532	45,532

		51,412

TOTAL SHORT-TERM SECURITIES – 20.8%		$51,412
(Cost: $51,412)

Value

TOTAL INVESTMENT SECURITIES – 137.3%	$339,699
(Cost: $347,389)

BORROWINGS (Q) – (35.2)%	(87,000)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.1)%	(5,334)

NET ASSETS – 100.0%	$247,365

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Restricted securities. At September 30, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
BIS Industries Ltd.	12–22–17	804	$76	$—	*
Foresight Energy L.P.	6–30–20 to 9–8–20	74	1,453	1,566
Larchmont Resources LLC	12–8–16	2	560	2
New Cotai Participation Corp., Class B	9–29–20	971	8,782	2,087
Studio City International Holdings Ltd. ADR	8–5–20	45	694	364
Targa Resources Corp., 9.500%	10–24–17	3	3,522	3,415

		Principal
Foresight Energy LLC (ICE LIBOR plus 800 bps), 9.500%, 06–29–27	12–31–20	$512	512	512
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 09–10–25	9–10–20 to 3–16–21	293	293	290

			$15,892	$8,236

The total value of these securities represented 3.3% of net assets at September 30, 2021.

(E)	Listed on an exchange outside the United States.

(F)	All or a portion of securities with an aggregate value of $5,755 are on loan.

10	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

(G)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(H)	All or a portion of securities with an aggregate value of $135,075 have been pledged as collateral on open borrowings.

(I)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2021 the total value of these securities amounted to $163,497 or 66.1% of net assets.

(J)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(K)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(L)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(M)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at September 30, 2021.

(N)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(O)	Investment made with cash collateral received from securities on loan.

(P)	Rate shown is the annualized 7-day yield at September 30, 2021.

(Q)	Borrowings payable as a percentage of total investment securities is 25.6%.

The following futures contracts were outstanding at September 30, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
U.S. Treasury Long Bond	Short	2	12–21–21	200	$(319)	$9
U.S. Treasury Ultra Long Bond	Short	1	12–21–21	100	(191)	7

					$(510)	$16

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$4,138	$—	$—
Consumer Discretionary	1,249	—	3,470
Energy	—	941	1,566
Industrials	—	—	—	*
Total Common Stocks	$5,387	$941	$5,036
Investment Funds	6,387	—	—
Preferred Stocks	—	3,733	—
Warrants	38	—	—
Corporate Debt Securities	—	183,442	—
Loans	—	75,522	7,801
Short-Term Securities	51,412	—	—
Total	$63,224	$263,638	$12,837
Futures Contracts	$16	$—	$—

2021	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND (in thousands)

SEPTEMBER 30, 2021

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Loans
Beginning Balance 10-1-20	$5,531	$3,173
Net realized gain (loss)	(509)	18
Net change in unrealized appreciation (depreciation)	(2,699)	1,104
Purchases	—	6,174
Sales	—	(2,676)
Amortization/Accretion of premium/discount	—	8
Transfers into Level 3 during the period	2,779	—
Transfers out of Level 3 during the period	(66)	—

Ending Balance 9-30-21	$5,036	$7,801

Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 9-30-21	$(3,208)	$768

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 9-30-21	Valuation Technique(s)	Unobservable Input(s)	Input value(s)
Assets

Common Stocks	$1,383	Market approach	Revenue multiple	0.67x
			EBITDA multiple	4.62x
	1,566	Market approach	Discount for lack of marketability	30.00%
	2,087	Market approach	Financials	N/A
			Premium	20.00%

Loans	7,801	Third-party valuation service	Broker quotes	N/A

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipt

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment in kind

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2021

STATEMENT OF ASSETS AND LIABILITIES	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND(1)

AS OF SEPTEMBER 30, 2021

(In thousands, except per share amounts)
ASSETS
Investments in unaffiliated securities at value+^	334,718
Investments in affiliated securities at market value+	4,981
Investments at Value	339,699
Cash	112
Due to Morgan Stanley	14
Investment securities sold receivable	1,759
Dividends and interest receivable	4,192
Variation margin receivable	—	*
Receivable from securities lending income – net	8
Prepaid and other assets	1
Total Assets	345,785

LIABILITIES
Cash collateral on securities loaned at value	5,880
Investment securities purchased payable	5,197
Independent Trustees and Chief Compliance Officer fees payable	8
Shareholder servicing payable	2
Investment management fee payable	9
Accounting services fee payable	8
Variation margin payable	—	*
Payable for borrowing	87,000
Interest payable for borrowing	24
Other liabilities	292
Total Liabilities	98,420
Commitments and Contingencies (See Note 2 and Note 11)
Total Net Assets	$247,365

NET ASSETS
Capital paid in	$315,694
Accumulated earnings loss	(68,329)
Total Net Assets	$247,365

CAPITAL SHARES OUTSTANDING	16,570

NET ASSET VALUE PER SHARE	$14.93

+COST
Investments in unaffiliated securities at cost	$332,979
Investments in affiliated securities at cost	$14,411
^Securities loaned at value	$5,755

*	Not shown due to rounding.

(1)	Effective July 1, 2021, the Fund’s name changed from Ivy High Income Opportunities Fund to Delaware Ivy High Income Opportunities Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	13

STATEMENT OF OPERATIONS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND(1)

FOR THE YEAR ENDED SEPTEMBER 30, 2021

(In thousands)
INVESTMENT INCOME
Dividends from unaffiliated securities	$507
Interest and amortization from unaffiliated securities	20,329
Interest and amortization from affiliated securities	129
Securities lending income – net	66
Total Investment Income	21,031

EXPENSES
Investment management fee	3,311
Interest expense for borrowing	765
Shareholder servicing	42
Custodian fees	8
Independent Trustees and Chief Compliance Officer fees	19
Accounting services fee	96
Professional fees	137
Other	57
Total Expenses	4,435
Net Investment Income	16,596

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(1,923)
Futures contracts	(41)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	28,147
Investments in affiliated securities	(4,258)
Futures contracts	16
Net Realized and Unrealized Gain	21,941
Net Increase in Net Assets Resulting from Operations	$38,537

(1)	Effective July 1, 2021, the Fund’s name changed from Ivy High Income Opportunities Fund to Delaware Ivy High Income Opportunities Fund.

See Accompanying Notes to Financial Statements.

14	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND(1)

(In thousands)	Year ended 9-30-21	Year ended 9-30-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$16,596	$18,602
Net realized loss on investments	(1,964)	(7,697)
Net change in unrealized appreciation (depreciation)	23,905	(14,972)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,537	(4,067)

Distributions to Shareholders From:
Accumulated Earnings
(combined net investment income and net realized gains)	(16,156)	(20,381)
Total Distributions to Shareholders	(16,156)	(20,381)

Capital Share Transactions:
Net proceeds from the sale of shares	—	—
Net Increase in net assets from share transactions	—	—
Net Increase (Decrease) in Net Assets	22,381	(24,448)
Net Assets, Beginning of Period	224,984	249,432
Net Assets, End of Period	$247,365	$224,984

(1)	Effective July 1, 2021, the Fund’s name changed from Ivy High Income Opportunities Fund to Delaware Ivy High Income Opportunities Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	15

STATEMENT OF CASH FLOWS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND(1)

FOR THE YEAR ENDED SEPTEMBER 30, 2021

(In thousands)
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$38,537
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investment securities	(167,898)
Proceeds from sales of long-term investment securities	194,037
Purchases of short-term portfolio investment securities, net	(33,040)
Due to Morgan Stanley	(14)
Decrease in dividends and interest receivable	647
Increase in receivable from securities lending income	(7)
Decrease in prepaid and other assets	6
Increase in cash collateral on securities loaned at value	5,565
Decrease in independent trustees and chief compliance officer fees	(2)
Increase in investment management fee payable	1
Increase in interest payable for borrowing	2
Increase in other liabilities	244
Net realized loss on investments in unaffiliated securities	1,923
Net change in unrealized appreciation on investments in unaffiliated securities	(28,147)
Net change in unrealized depreciation on investments in affiliated securities	4,258
Net change in unrealized appreciation on futures contracts	(16)
Net accretion and payment in kind income on investment securities	(605)
Net cash provided by operating activities	15,491
Cash flows used for financing activities:
Cash dividends paid+	(16,156)
Net cash used for financing activities	(16,156)
Net decrease in cash and foreign currency	(665)
Cash and foreign currency, at beginning of period	777
Cash and foreign currency, at end of period	$112
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$767

(1)	Effective July 1, 2021, the Fund’s name changed from Ivy High Income Opportunities Fund to Delaware Ivy High Income Opportunities Fund.

See Accompanying Notes to Financial Statements.

16	ANNUAL REPORT	2021

FINANCIAL HIGHLIGHTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND^

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Year ended 9-30-2021	Year ended 9-30-2020	Year ended 9-30-2019	Year ended 9-30-2018	Year ended 9-30-2017
Net Asset Value, Beginning of Period	$13.58	$15.05	$15.96	$16.34	$15.65
Net Investment Income(1)	1.00	1.12	1.25	1.36	1.51
Net Realized and Unrealized Gain (Loss) on Investments	1.32	(1.36)	(0.84)	(0.46)	0.66
Total from Investment Operations	2.32	(0.24)	0.41	0.90	2.17
Distributions From Net Investment Income	(0.97)	(1.23)	(1.32)	(1.28)	(1.48)
Net Asset Value, End of Period	$14.93	$13.58	$15.05	$15.96	$16.34
Market Price, End of Period	$13.67	$11.90	$13.71	$14.26	$15.97
Total Return(2) — Net Asset Value	18.29%	(0.24)%	4.10%	6.68%	15.14%
Total Return(2) — Market Price(3)	23.59%	(4.04)%	6.07%	(2.47)%	22.55%
Net Assets, End of Period (in millions)	$247	$225	$249	$264	$271
Ratio of Expenses to Average Net Assets(4)	1.82%	2.60%	3.16%	2.77%	2.35%
Ratio of Expenses to Average Net Assets Excluding Interest Expense(5)	1.50%	1.82%	1.73%	1.59%	1.58%
Ratio of Net Investment Income to Average Net Assets(6)	6.80%	8.18%	8.27%	8.50%	9.31%
Portfolio Turnover Rate	55%	45%	34%	46%	39%

(1)	Based on average weekly shares outstanding.

(2)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns for periods less than one year are not annualized.

(3)

Total investment return at market price will differ from results at NAV. Returns at market price can be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

(4)

The ratio of expenses to adjusted average net assets (excluding debt outstanding) for the years ended September 30, 2021, 2020, 2019, 2018 and 2017 are 1.34%, 1.82%, 2.17%, 1.90% and 1.62%, respectively.

(5)

The ratio of expenses to adjusted average net assets excluding interest expense (excluding debt outstanding) for the years ended September 30, 2021, 2020, 2019, 2018 and 2017 are 1.11%, 1.27%, 1.19%, 1.09% and 1.09%, respectively.

(6)

The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended September 30, 2021, 2020, 2019, 2018 and 2017 are 5.01%, 5.71%, 5.69%, 5.81% and 6.43%, respectively.

^	Effective July 1, 2021, the Fund’s name changed from Ivy High Income Opportunities Fund to Delaware Ivy High Income Opportunities Fund.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	17

NOTES TO FINANCIAL STATEMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

SEPTEMBER 30, 2021

1.	ORGANIZATION

Delaware Ivy High Income Opportunities Fund (formerly known as Ivy High Income Opportunities Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on January 30, 2013, pursuant to an Agreement and Declaration of Trust, as amended and restated on March 28, 2013, governed by the laws of the State of Delaware. The Fund commenced operations on May 29, 2013. Prior to that date, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,236 common shares of beneficial interest to Ivy Investment Management Company (“IICO” or the “Adviser”), the Fund’s former investment adviser. Effective April 30, 2021, the Fund’s investment adviser is Delaware Management Company (“DMC” or the “Adviser”). The Fund’s common shares are listed on the New York Stock Exchange (the “NYSE”) and trade under the ticker symbol “IVH”.

The Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation. The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including secured and unsecured loan assignments, loan participations and other loan instruments (“Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined herein) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Adviser to be of comparable quality.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Fund (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends to shareholders are declared monthly. Distributions from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a return of capital for tax purposes.

Income Taxes. It is the policy of the Fund to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The Fund’s tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Fund periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

18	ANNUAL REPORT	2021

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Fund will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. While the Fund may not invest in issues (such as secured debt issues or corporate debt issues) that are in default at the time of purchase, issuers in which the Fund may invest may become subject to a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise become in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries.

The Fund may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statement of Assets and Liabilities.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

The risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in

2021	ANNUAL REPORT	19

emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Leverage Risk. The Fund’s use of leverage creates the possibility of higher volatility for the Fund’s Net Asset Value (“NAV”), market price and distributions. Leverage risk can be introduced through structural leverage (borrowings) or portfolio leverage through the use of certain derivative instruments held in the Fund’s portfolio. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased net income per share, but there is no assurance that the Fund’s leveraging strategy will be successful.

Loans. The Fund may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When the Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When the Fund purchases a participation of a loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, the Fund generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. The Fund may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s NAV to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield DMC considers advantageous. The Fund maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

20	ANNUAL REPORT	2021

Indemnification. The Fund’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Basis of Preparation. The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Statement of Cash Flows. U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of borrowing arrangements, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase/decrease in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Subsequent Events. On September 13, 2021, the Board approved the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of DMC as new Fund portfolio managers that took effect on November 15, 2021.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

The Fund’s investments are reported at fair value. Fair value is defined as the price that the Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. The Fund calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of the Fund’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. DMC, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

2021	ANNUAL REPORT	21

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When the Fund uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by the Fund may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Fund’s major classes of assets and liabilities measured at fair value on a recurring basis follows:

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which values are provided by an independent pricing service. Forward contract values are categorized in Level 2 of the fair value hierarchy. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Swap values are categorized in Level 2 of the fair value hierarchy.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

22	ANNUAL REPORT	2021

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

Transfers from Level 2 to Level 3, if any, occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2, if any, occurred primarily due to the increased availability of observable market data due to increased market activity or information. Transfers between levels represent the values as of the beginning of the reporting period.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Fund uses derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Fund’s financial positions and results of operations.

Futures Contracts. The Fund is authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by the Fund.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statement of Operations. Realized gains (losses) are reported on the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

The Fund invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Collateral and rights of offset. The Fund mitigates credit risk with respect to over-the-counter (“OTC”) derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Fund and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Fund and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Fund’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Fund and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

2021	ANNUAL REPORT	23

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of September 30, 2021:

Type of Risk Exposure	Assets		Liabilities
	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Interest rate	Unrealized appreciation on futures contracts*	$16		$—

*

The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of year ended September 30, 2021.

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended September 30, 2021:

	Net realized gain (loss) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Interest rate	$—	$—	(41)	$—	$—	$(41)

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended September 30, 2021:

	Net change in unrealized appreciation (depreciation) on:
Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Interest rate	$—	$—	$16	$—	$—	$16

*	Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended September 30, 2021, the average derivative volume was as follows:

Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
$—	$—	$242	$—	$—	$—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.

(2)	Average value outstanding during the period.

(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. Prior to April 30, 2021, IICO served as the Fund’s investment manager. Effective April 30, 2021, DMC serves as the Fund’s investment manager. The Fund has agreed to pay the Adviser a management fee at an annual rate of 1.00% of the average daily value of the Fund’s ”Managed Assets.” The term Managed Assets means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

Independent Trustees and Chief Compliance Officer Fees. Through April 30, 2021, fees paid to the Independent Trustees can be paid in cash or deferred to a later date, at the election of the Trustees according to the Trust’s Deferred Fee Agreement entered into between the Fund and the Trustee(s). The Fund records the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Fund are shown on the Statement of Operations.

Accounting Services Fees. The Fund has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Fund, including maintenance of Fund records, pricing of Fund shares and

24	ANNUAL REPORT	2021

preparation of certain shareholder reports. For these services, the Fund pays WISC a monthly fee of one-twelfth of the annual fee based on the average managed asset levels shown in the following table:

(M - Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

The Fund also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of managed assets with no fee charged for managed assets in excess of $1 billion. This fee is voluntarily waived by WISC until the Fund’s managed assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Other Fees. The Fund pays all costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with the Adviser), custodian, administrator, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

6.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended September 30, 2021 follows:

	9-30-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Depreciation	9-30-21 Value	Distributions Received	Capital Gain Distributions
Larchmont Resources LLC(1)(3)	$66	$—	$—	$—	$(64)	$2	$—	$—
New Cotai Participation Corp., Class B(1)(2)(3)	4,838	—	—	—	(2,751)	2,087	—	—
True Religion Apparel, Inc.(1)	N/A	1,049	—	—	(731)	318	—	—
True Religion Apparel, Inc.(1)(2)	N/A	2,780	—	—	(1,397)	1,383	—	—

	$4,904			$—	$(4,943)	$3,790	$—	$—

	9-30-20 Value				Net Change in Unrealized Appreciation		Interest Received
Larchmont Resources LLC (9.000% Cash or 9.000% PIK), 9.000%, 8-7-22(2)(4)	$500	36	30	—	$685	$1,191	$129	$—

(1)	No dividends were paid in the preceding 12 months.

(2)	Securities whose value was determined using significant unobservable inputs.

(3)	Restricted securities.

(4)	Payment-in-kind bond.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended September 30, 2021, were as follows:

Purchases		Sales
U.S. Government	Other Issuers	U.S. Government	Other Issuers
$—	$165,479	$—	$195,020

8.	BORROWINGS

The Fund entered into a $160 million (“Facility Limit”) prime brokerage facility (“Borrowings”) with Pershing LLC as a means of financial leverage. Interest was charged on the Borrowings at one month LIBOR plus 0.75% on the amount borrowed. There are no other fees associated with this borrowing arrangement. During the year ended September 30, 2021, the average daily balance outstanding and weighted interest rate on the Borrowings were $87,000,000 and 0.871%, respectively.

In order to maintain the Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are secured by securities held by the Fund as noted in the Schedule of Investments.

Borrowings outstanding are recognized as “Payable for borrowing” on the Statement of Assets and Liabilities. Interest charged on the amount borrowed is recognized as a component of “Interest expense for borrowing” on the Statement of Operations.

2021	ANNUAL REPORT	25

9.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Fund collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund—Institutional Shares or certain other registered money market funds and are disclosed in the Fund’s Schedule of Investments and are reflected in the Statement of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. The securities on loan for the Fund are also disclosed in its Schedule of Investments. The total value of any securities on loan as of September 30, 2021 and the total value of the related cash collateral are disclosed in the Statement of Assets and Liabilities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2021:

Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$5,755	$5,880	$—	$5,880

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The Board has approved the Fund’s participation in a securities lending program, whereby the Fund lends certain of its portfolio securities to borrowers to receive additional income and increase the rate of return of its portfolio. BNYM serves as the securities lending agent for the program. As securities lending agent, BNYM is responsible for (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of the Fund with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities. The following table shows the dollar amounts of income and fees/compensation related to the securities lending activities of the Fund during the year ended September 30, 2021.

Securities Lending Activities
Gross income from securities lending activities	$1
Securities lending income paid to BNYM for services as securities lending agent	6
Cash collateral management fees not included in securities lending income paid to BNYM	0
Administrative fees not included in securities lending income paid to BNYM	0
Indemnification fees not included in securities lending income paid to BNYM	0
Rebates received from borrowers	(71)
Other fees not included in securities lending income paid to BNY	0
Aggregate fees/compensation for securities lending activities	(65)
Net income from securities lending activities	$66

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

26	ANNUAL REPORT	2021

10.	CAPITAL SHARE TRANSACTIONS

The Fund has authorized 18,750,000 of $0.001 par value common shares of beneficial interest. There were no transactions in shares of beneficial interest during the year ended September 30, 2021.

11.	COMMITMENTS

Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statement of Operations. At year ended September 30, 2021, the Fund did not have any bridge loan commitments outstanding.

12.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal year ended September 30, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Fund in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Fund’s financial statements.

13.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at September 30, 2021 and the related unrealized appreciation (depreciation) were as follows:

Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Depreciation
$357,296	$10,309	$27,906	$(17,597)

For Federal income tax purposes, the Fund’s undistributed earnings and profit for the year ended September 30, 2021 and the post-October and late-year ordinary activity were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
$88	$—	$—	$—	$—

Internal Revenue Code regulations permit the Fund to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. The Fund is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended September 30, 2021 and 2020 were as follows:

September 30, 2021		September 30, 2020
Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
$16,156	$—	$20,381	$—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

2021	ANNUAL REPORT	27

Accumulated capital losses represent net capital loss carryovers as of September 30, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gain distributions. As of September 30, 2021, the capital loss carryovers were as follows:

Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
$5,779	$44,952

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At September 30, 2021, the following reclassifications were made:

Accumulated Earnings Gain (Loss)	Paid-In Capital
$—*	$—*

*	Not shown due to rounding.

28	ANNUAL REPORT	2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

To the Board of Trustees of Delaware Ivy High Income Opportunities Fund and Shareholders of Delaware Ivy High Income Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Ivy High Income Opportunities Fund (formerly known as Ivy High Income Opportunities Fund) (hereafter referred to as the “Fund”) as of September 30, 2021, and the related statements of operations, changes in net assets and cash flows, including the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, and the results of its operations, changes in its net assets, its cash flows and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2020 and the financial highlights for each of the periods ended on or prior to September 30, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 24, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agents, agent banks, brokers and portfolio company investees; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 29, 2021

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie since 2010.

2021	ANNUAL REPORT	29

INCOME TAX INFORMATION	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

The Fund hereby designates the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations or as qualified dividend income for individuals for the tax period ended September 30, 2021:

Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations	Qualified Dividend Income for Individuals
$—	$11,682,015	$—

Shareholders are advised to consult with their tax advisors concerning the tax treatment of dividends and distributions from the Fund.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

30	ANNUAL REPORT	2021

OTHER FUND INFORMATION	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Fund	strategies and risks

What	are the Fund’s principal investment strategies?

The Fund will seek to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including first- and second-lien secured loans (“Secured Loans”). Under normal circumstances, the Fund will invest at least 80% of its Managed Assets (as defined below) in a portfolio of U.S. and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund will invest primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)), or unrated but judged by the Adviser, to be of comparable quality. “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage (as defined below), minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in U.S. dollars or foreign currencies. The Fund will seek to dynamically adjust and hedge its duration depending on the market opportunities available. Under normal circumstances, the dollar-weighted average portfolio duration of the Fund will generally range between zero and seven years.

The Fund may invest without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if the Adviser believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if the Adviser believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans. Under normal circumstances, the Adviser expects the Fund’s investments in corporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however, the Fund’s investments in fixed income instruments also may include, to a lesser extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be U.S. currency denominated or foreign currency denominated.

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission’s (“SEC”) standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities, including private placement securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). For purposes of this limitation, restricted securities do not include securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that have been deemed to be liquid by the Adviser.

The Fund may invest in assignments or participations of Secured Loans made to U.S., and non-U.S., corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Most Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Secured Loans are secured by collateral. The Fund also may invest in unsecured loans and mezzanine loans.

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage (as defined below). The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options and options on futures as well as certain currency instruments such as foreign currency forward contracts, currency exchange transactions on a spot basis (i.e., cash), put and call options on foreign currencies and interest rate instruments such as interest rate swaps. The market value of the Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more corporate fixed income instruments.

2021	ANNUAL REPORT	31

As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase.

The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

The Fund may invest up to 10% of its total assets in other investment companies, including other closed-end funds, open-end funds and exchange traded funds (“ETFs”), to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder.

The Fund may invest in fixed income instruments that are, at the time of purchase, rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality.

From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise from time to time in connection with a corporate action or the restructuring of a debt instrument. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

Leverage — The Fund anticipates using leverage as part of its investment strategy. Depending on market conditions, the Fund currently intends to incur leverage of up to 33 1/3% of its Managed Assets primarily through borrowings in one or more credit facilities (including prime brokerage facilities). The Fund intends to enter into a prime brokerage facility with one or more financial institutions. Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, “structural leverage”). The Fund also may incur leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, “effective leverage”). The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the 1940 Act, such effective leverage would be considered leverage for the Fund’s total leverage limit noted below. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets.

What	are the principal risks of investing in the Fund?

Investing in any closed-end fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Net asset value discount risk — The risk that a closed-end investment company will trade at a discount from its net asset value (NAV).

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling. For additional information, see Note 2 in “Notes to Financial Statements.”

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Distressed securities risk — The risk that a fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility and it may be difficult to value such securities.

32	ANNUAL REPORT	2021

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner. For additional information, see Note 2 in “Notes to Financial Statements.”

Issuer risk — The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk — The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Loans and other indebtedness risk — The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Duration risk — The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Leveraging risk — The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares. For additional information, see Note 2 in “Notes to Financial Statements.”

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk — The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

2021	ANNUAL REPORT	33

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as communication services) will decline because of changing expectations for the performance of that industry or sector.

Nondiversification risk — Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Emerging markets risk — The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Credit-linked notes risk — The risk that the value of a credit-linked note may be impacted by its underlying reference obligation. Risks associated with underlying reference obligations, include but are not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a fund’s initial investment, and a fund may lose money.

Investment company securities risk — Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

34	ANNUAL REPORT	2021

DIVIDEND REINVESTMENT PLAN	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “DRIP”), unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your common shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “DRIP Agent”), in additional common shares under the DRIP. You may elect not to participate in the DRIP by contacting the DRIP Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare, Inc. as dividend paying agent.

If you participate in the DRIP, the number of common shares you will receive will be determined as follows:

(1) If the market price of the common shares on the record date (or, if the record date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the common shares, the Fund will issue new common shares at a price equal to the greater of:

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price of the common shares on the determination date.

(2) If 98% of the net asset value per share of the common shares exceeds the market price of the common shares on the determination date, the DRIP Agent will receive the dividend or distribution in cash and will buy common shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the common shares at the close of trading on the NYSE on the determination date before the DRIP Agent has completed the open market purchases, or (ii) if the DRIP Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the DRIP Agent will cease purchasing common shares in the open market and the Fund shall issue the remaining common shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date, or (b) 95% of the then-current market price per share.

Common shares in your account will be held by the DRIP Agent in non-certificated form. Any proxy you receive will include all shares of common shares you have received under the DRIP.

You may withdraw from the DRIP (i.e., opt-out) by notifying the DRIP Agent in writing at P.O. Box 43078, Providence, Rhode Island 02940-3078. Such withdrawal will be effective immediately if notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the DRIP Agent’s investment of the most recently declared dividend or distribution on the common shares. The DRIP may be amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, the DRIP Agent will continue to hold whole shares for you in non-certificated form until otherwise notified by you, and will cause a cash adjustment for any fractional shares to be delivered to you after deducting brokerage commissions actually incurred. You may elect to notify the DRIP Agent in advance of such termination, or at any time following termination, to have the DRIP Agent sell part or all of your common shares on your behalf. You will be charged a service charge and the DRIP Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a per share processing fee, which includes any brokerage commissions incurred by the DRIP Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional common shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your common shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the DRIP.

The Fund reserves the right to amend or terminate the DRIP if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

Additional information about the DRIP and your account may be obtained from the DRIP Agent at P.O. Box 43078, Providence, Rhode Island 02940-3078 or by calling the DRIP Agent at (800)-426-5523.

2021	ANNUAL REPORT	35

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since April 2021 Trustee since April 2021	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since April 2021	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since April 2021 Chair since April 2021	Private Investor (March 2004-Present)	150	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since April 2021	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since April 2021	Private Investor (April 2011-Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	89

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (Healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

36	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)]

John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since April 2021	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since May 2013	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	89

Director, OU Medicine, Inc. (2020 to present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

2021	ANNUAL REPORT	37

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Retired; formerly, Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	89

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

38	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since April 2021	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since April 2021	Vice Chairman (2010-April 2013) — PNC Financial Services Group	150

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since April 2021	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-October 2021)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-Present), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

2021	ANNUAL REPORT	39

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Officer
					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)
Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 2021	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers

	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3	Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.
4

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager as the Fund. Mr. Geatens also serves as the Senior Vice President, Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Fund.

40	ANNUAL REPORT	2021

BOARD CONSIDERATIONS IN APPROVING DMC/SUB-ADVISORY AGREEMENTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Background for the Board Approvals

At a meeting held on December 17, 2020, representatives of Waddell & Reed Financial, Inc. (“WDR”), Ivy Investment Management Company, a subsidiary of WDR and the Fund’s then current investment adviser (“IICO”), and Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”), met with the Board1 to discuss the merger agreement with Macquarie Group (“Macquarie”), pursuant to which Macquarie would acquire WDR (the “Transaction”). The Independent Trustees were advised that the Transaction, if completed, would constitute a change of control event and result in the termination of the Fund’s current investment advisory agreement with IICO (the “Current Investment Advisory Agreement”). The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to the Fund after the closing of the Transaction and that the Board would be asked to consider approval of the terms and conditions of the proposed investment advisory agreement between the Fund and DMC (the “DMC Advisory Agreement”) and thereafter to submit the proposed DMC Advisory Agreement to the Fund’s shareholders for approval. In addition, the Board was asked to consider the approval of the terms and conditions of the proposed sub-advisory agreements between DMC and each of the following affiliated sub-advisers: Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Investment Management Europe Limited (“MIMEL”) (collectively, the “Sub-Advisory Agreements” and together with the DMC Advisory Agreement, the “Advisory Agreements”) and thereafter submit the proposed Sub-Advisory Agreements to the Fund’s shareholders for approval.

In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of the Fund and its shareholders to approve the proposed Advisory Agreements; and the anticipated impacts of the Transaction on the Fund and its shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Board sought additional and clarifying information as they deemed necessary or appropriate. The Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC and Delaware Distributors, L.P. (“DDLP”). The Diligence Requests sought information relevant to the Board’s consideration of the proposed Advisory Agreements and distribution arrangements, and other anticipated impacts of the Transaction on the Fund and its shareholders. DMC and DDLP provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the proposed Advisory Agreements.

The Board’s evaluation of the proposed Advisory Agreements reflected the information provided specifically in connection with its review of the proposed Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Investment Advisory Agreement on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Board’s evaluation of the proposed Advisory Agreements also reflected its knowledge gained as Trustees of the Fund with respect to services provided by IICO and its affiliates.

The Board’s approvals and recommendations were based on its determination, within its business judgment, that it would be in the best interests of the Fund and the Fund’s respective shareholders, for DMC to provide investment advisory services to the Fund and for MIMAK, MIMGL and MIMEL (the “Affiliated Sub-Advisers”) to provide sub-advisory services to the Fund, following the closing of the Transaction.

Factors Considered in Approving the Proposed DMC Advisory Agreement

In connection with the Board’s consideration of the proposed DMC Advisory Agreement, DMC and IICO advised the Board about a variety of matters, including the following:

The nature, extent, and quality of the services to be provided to the Fund by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Fund by IICO.

•	DMC’s stated commitment to maintaining and enhancing the Fund shareholder experience.

•	DMC does not propose changes to the investment objective of the Fund.

•	The proposed DMC Advisory Agreement does not change the Fund’s contractual advisory fee rate.

2021	ANNUAL REPORT	41

•

The portfolio manager and portfolio management team at IICO that manage the Fund are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC’s intended use of the Affiliated Sub-Advisers to leverage Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund.

•

DDLP’s distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Fund to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the proposed DMC Advisory Agreement.

•

The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the proposed DMC Advisory Agreement, the Board considered the factors discussed below, among others.

The Nature, Extent, and Quality of Services Expected to be Provided by DMC. The Board received and considered information regarding the nature, extent and quality of services expected to be provided by DMC. In evaluating the nature, extent and quality of services to be provided by DMC, the Board considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-closing of the Transaction). The Board also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to the Fund, and also considered the transition and integration plans to move management of the Fund to DMC. The Board recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course of business. The Board considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Board also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions. The Board considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the proposed DMC Advisory Agreement. The Board considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Fund and continuously invest and re-invest in its business. Finally, the Board considered that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund, and its shareholders by DMC compared to those currently provided by IICO.

The Board considered that, while it was proposed that DMC would become the investment adviser to the Fund, the same portfolio manager and portfolio management team at IICO that manage the Fund are expected to continue to do so after the Transaction as employees of Macquarie, if they choose to become employees of Macquarie. The Board determined that they had considered the qualifications of the portfolio manager at IICO at the 2020 15(c) Board Meeting.

The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by its sub-advisers. The Board considered that DMC may utilize certain Affiliated Sub-Advisers to leverage Macquarie’s global fixed income investment platform in providing advisory, trading and other services to the Fund.

The Board considered that the terms and conditions of the proposed DMC Advisory Agreement are substantially similar to the terms and conditions of the Current Investment Advisory Agreement.

After review of these and other considerations, the Board concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Fund by IICO, and that these services are appropriate in nature and extent in light of the Fund’s operations and investor needs.

Performance of the Fund. With respect to the performance of the Fund, the Board considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to the Fund’s long-term performance record for similar accounts. The Board considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Fund is expected to retain its current portfolio manager and portfolio management team. Based on information presented to the Board at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, strategy and restrictions.

42	ANNUAL REPORT	2021

Fees to Be Paid to DMC and Expenses of the Fund. The Board considered that they had reviewed the Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Board considered that the proposed DMC Advisory Agreement does not change the Fund’s contractual advisory fee rate. The Board also considered that DMC and IICO had represented to the Board that they will each use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Fund as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the change of control event, for so long as the requirements of section 15(f) of the 1940 Act apply. The Board also considered a comparison of the proposed advisory fee to be paid by the Fund to the advisory fees paid by funds and other accounts managed by DMC deemed to be comparable to the Fund in terms of investment objectives and strategies. The Board concluded that the retention of DMC was unlikely to impose an unfair burden on the Fund because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Fund or its shareholders for other than bona fide investment advisory or other services. Based on their review, the Board determined, with respect to the Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the proposed DMC Advisory Agreement.

Extent to Which DMC May Realize Economies of Scale as the Fund Grows Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Fund’s Shareholders. The Board considered potential or anticipated economies of scale in relation to the services DMC would provide to the Fund. The Board considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Boards also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Fund, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors. The Board noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.

Profits to be Realized by DMC and its Affiliates from Their Relationship with the Fund. The Board considered the benefits DMC and its affiliates may derive from their relationship with the Fund. The Board also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered DMC’s representation that the fully integrated fund complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Board considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to the Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Fund at the end of the initial two-year term of the proposed DMC Advisory Agreement.

Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Board noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network. The Board considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc. This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Fund’s transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at its January 12, 2021 meeting, the Board, including a majority of the Board’s Independent Trustees, acting within its business judgment, (1) concluded that the terms of the proposed DMC Advisory Agreement are fair and reasonable and that approval of the proposed DMC Advisory Agreement is in the best interests of the Fund and its shareholders, (2) voted to approve the proposed DMC Advisory Agreement, and (3) voted to recommend approval of the proposed DMC Advisory Agreement by shareholders of the Fund. The Board noted that no one factor was determinative of their decision which, instead, was premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed DMC Advisory Agreement and to recommend approval of the proposed DMC Advisory Agreement by shareholders of the Fund.

Factors relating to the Board’s approval of the Affiliated Sub-Advisers to serve as sub-advisers to the Fund

The following is a discussion of the factors considered by the Board in approving the Sub-Advisory Agreements between DMC and each of the Affiliated Sub-Advisers. In evaluating the Sub-Advisory Agreements, the Board, including a majority

2021	ANNUAL REPORT	43

of the Independent Trustees, made a separate finding that the Sub-Advisory Agreements are in the best interests of the Fund and its shareholders, and do not involve a conflict of interest from which any of DMC, MIMAK, MIMGL or MIMEL derives an inappropriate advantage.

In connection with the Board’s consideration of the proposed Sub-Advisory Agreements, IICO, DMC, MIMAK, MIMEL, and MIMGL advised the Board about a variety of matters, including the following:

•

The nature, extent, and quality of the services to be provided to the Fund by the Affiliated Sub-Advisers together with DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Fund by IICO.

•	The Affiliated Sub-Advisers’ stated commitment to maintaining and enhancing the Fund shareholder experience.

•	The Affiliated Sub-Advisers do not propose changes to the investment objective of the Fund.

•

The proposed Sub-Advisory Agreements do not change the Fund’s contractual advisory fee rate and Fund shareholders will bear no additional expense in connection with the use of the Affiliated Sub-Advisers.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the proposed Sub-Advisory Agreements.

•

The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the proposed Sub-Advisory Agreements, the Board considered the factors discussed below, among others.

Nature, extent, and quality of services to be provided by the Affiliated Sub-Advisers. The Board considered the nature, quality, and extent of services that the Affiliated Sub-Advisers each would provide as a sub-adviser to the Fund. The Board took into account Macquarie’s global investment platform and the investment process to be employed by the Affiliated Sub-Advisers in connection with each sub-adviser’s responsibilities in conjunction with DMC in managing the Fund, and the qualifications and experience of the Affiliated Sub-Advisers’ teams with regard to implementing the Fund’s investment mandate. The Board considered each of the Affiliated Sub-Advisers’ organization, personnel, and operations. The Board considered the potential enhancements to the Fund’s portfolio management process from investment ideas, trading expertise and quantitative support from the Affiliated Sub-Advisers. The Board also considered DMC’s review and recommendation process with respect to the Affiliated Sub-Advisers, and the favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by the Affiliated Sub-Advisers to the Fund. The Board also considered DMC’s experience with on-boarding new investment teams and sub-advisers. Based on their consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by the Affiliated Sub-Advisers as well as the Affiliated Sub-Advisers’ ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objectives, strategies, and policies.

Benefits of the Sub-Advisory Agreements. The Board considered the following benefits in approving the Sub-Advisory Agreements:

•

The fixed income teams within MIMEL, MIMGL, and MIMAK have developed global research resources which have assisted them with generating a strong track record and delivering attractive risk-adjusted outcomes for their clients in their global credit and income-based strategies. Utilizing the investment expertise and experience of DMC’s affiliates located in London, Sydney, and Vienna will provide DMC with more comprehensive investment resources to use in its management of the Fund; and

•

The potential to attract additional assets in the Fund. Many of the Fund’s competitors have access to ex-U.S. affiliates in connection with their management of similar strategies. Access to its ex-U.S. affiliates may assist DMC with attracting assets and make the Fund more competitive. Leveraging its affiliates’ locations will provide DMC with real time extended coverage of global markets, follow-the-sun trading and potentially enhance its investment process.

The costs of the services to be provided. The Board considered that DMC will compensate MIMEL, MIMGL, and MIMAK for their sub-advisory services to the Fund out of DMC’s management fee. The Board noted that the Fund’s shareholders will not bear any additional expenses related to the use of the Affiliated Sub-Advisers. The Board considered that the proposed DMC Advisory Agreement does not change the Fund’s contractual advisory fee rate. Please see the discussion of the Board’s consideration in approving the DMC Advisory Agreement for further information regarding the Board’s consideration of the fees to be paid to DMC under the DMC Advisory Agreement.

Performance of the Fund. The Board considered information provided by DMC and the Affiliated Sub-Advisers regarding the expertise of the Affiliated Sub-Advisers and the performance of funds they manage in the Delaware Funds by Macquarie complex. The Board concluded that the Affiliated Sub-Advisers are capable of assisting DMC in generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objective, strategies and restrictions.

44	ANNUAL REPORT	2021

Profits to be Realized by the Affiliated Sub-Advisers from Their Relationship with the Fund. The Board considered the benefits the Affiliated Sub-Advisers may derive from their relationship with the Fund. The Board also considered information on the Affiliated Sub-Adviser’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered that the expected profitability of the Affiliated Sub-Advisers was not excessive in light of the nature, extent and quality of the services to be provided to the Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to the Affiliated Sub-Advisers’ profitability with respect to the Fund at the end of the initial two-year term of the proposed Sub-Advisory Agreements.

Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to the Affiliated Sub-Advisers. The Board noted that the Transaction provides the Affiliated Sub-Advisers the opportunity to deliver investment products and services to the WDR network. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Affiliated Sub-Advisers are fair and reasonable.

Conclusions. Based on the foregoing and other relevant considerations, at the January 12, 2021 meeting, the Board, including a majority of the Board’s Independent Trustees, acting within their business judgment, (1) concluded that the terms of the proposed Sub-Advisory Agreements are fair and reasonable and that approval of the proposed Sub-Advisory Agreement is in the best interests of the Fund and its respective shareholders, (2) voted to approve the proposed Sub-Advisory Agreements, and (3) voted to recommend approval of the proposed Sub-Advisory Agreements by shareholders of the Fund. The Board noted that no one factor was determinative of their decision which, instead, was premised upon the totality of factors considered. The Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the proposed Sub-Advisory Agreements and to recommend approval of the proposed Sub-Advisory Agreements by shareholders of the Fund.

[1]

Prior to the Transaction closing on April 30, 2021, the Fund’s Board was comprised of different individuals, with the exception of Messrs. Dobbs and Harroz, and Ms. Lawrence. Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Fund effective April 30, 2021.

2021	ANNUAL REPORT	45

ANNUAL PRIVACY NOTICE	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

FACTS	What does Delaware Ivy High Income Opportunities Fund do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Delaware Ivy High Income Opportunities Fund chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Delaware Ivy High Income Opportunities Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Delaware Ivy High Income Opportunities Fund

What we do
How does Delaware Ivy High Income Opportunities Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Delaware Ivy High Income Opportunities Fund collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

46	ANNUAL REPORT	2021

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Delaware Ivy High Income Opportunities Fund include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Delaware Ivy High Income Opportunities Fund does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Delaware Ivy High Income Opportunities Fund does not jointly market.

Other important information
If you own shares of Delaware Ivy High Income Opportunities Fund in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	47

SHAREHOLDER MEETING RESULTS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on August 19, 2021. The purpose of the Annual Meeting was to elect Class II Trustees to hold office until the Fund’s 2024 annual meeting, or until their respective successors are elected and qualified. At the Annual Meeting, the Fund’s shareholders elected the following Class II Trustees. The results of the voting at the meeting were as follows:

TRUSTEE	FOR	WITHHOLD	TOTAL
Thomas L. Bennett	13,253,067.000	1,850,604.000	15,103,671.000
Sandra A.J. Lawrence	13,246,653.000	1,857,018.000	15,103,671.000
Shawn K. Lytle	13,277,559.000	1,826,112.000	15,103,671.000
Thomas K. Whitford	13,279,131.000	1,824,540.00	15,103,671.000

48	ANNUAL REPORT	2021

PROXY VOTING INFORMATION	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through the Ivy Investments’ website at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

Portfolio holdings can be found on the Fund’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of the Fund for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

HOUSEHOLDING NOTICE	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Call us at 888.923.3355.

Write to us at the following address: WI Services Company, P.O. Box 219722, Kansas City, Missouri 64121-9722.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

CERTIFICATIONS	DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Visit us online at www.ivyinvestments.com

The Fund is managed by Delaware Management Company.

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2021	ANNUAL REPORT	51

ANN-IVH (9-21)

ITEM 2.  CODE OF ETHICS

(a)

As of September 30, 2021, the Registrant has adopted a code of ethics (the “Code”), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of Jerome D. Abernathy, John A. Fry, Thomas K. Whitford and Christianna Wood is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Abernathy, Mr. Fry, Mr. Whitford and Ms. Wood is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2021	$33,363
2020	43,600

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2021	$0
2020	0

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2021	$5,630
2020	5,460

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2021	$580
2020	0

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

$5,460 and $6,210 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $74,000 and $53,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Thomas K. Whitford, John A. Fry, Jerome D. Abernathy and Christianna Wood.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Policy

Delaware Ivy High Income Opportunities Fund (the “Fund”) has delegated all proxy voting responsibilities to Delaware Management Company, the Fund’s investment adviser (the “Adviser”). The Adviser has established guidelines that reflect what it believes are desirable principles of corporate governance.

Listed below are several reoccurring issues and the Adviser’s corresponding positions.

Board of Directors Issues:

The Adviser generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.

The Adviser generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.

The Adviser generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. The Adviser will support such protection so long as it does not exceed reasonable standards.

The Adviser generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.

Corporate Governance Issues:

The Adviser generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.

The Adviser generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.

The Adviser generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

The Adviser generally votes for proposals to authorize an increase in the number of authorized shares of common stock.

The Adviser generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.

Executive/Employee Issues:

The Adviser will generally vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.

Political Activity:

The Adviser will generally vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions are generally made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, Federal and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.

Conflicts of Interest between the Adviser and the Fund:

The Adviser will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of the Fund and are not the product of a material conflict.

(1)

Identifying Conflicts of Interest: The Adviser will evaluate the nature of its relationships to assess which, if any, might place its interests, as well as those of its affiliates, in conflict with those of the Fund’s shareholders on a proxy voting matter. The Adviser will review the following three general categories with respect to any proxy voting matter to determine if there is a potential conflict:

•

Business Relationships – The Adviser will review any business relationships for a material conflict where the Adviser provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Adviser has determined that the Adviser (or an affiliate) otherwise has a similar significant relationship with a third party.

•

Personal Relationships – The Adviser will review any personal relationships where it (or an affiliate) has a known personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

•

Familial Relationships – The Adviser will review any family relationships where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Adviser (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Adviser. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Adviser or the Director of Research also will review all known relationships of portfolio managers and senior management for potential conflicts. The Adviser will designate an individual or committee to review all proxies to be voted by the Adviser on behalf of the Fund and identify any potential conflicts of interest on an ongoing basis.

The Adviser will designate an individual or committee to review and identify proxies for potential conflicts of interest on an ongoing basis.

(2)

Determining “Material Conflicts”: The Adviser will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Adviser will determine materiality based on the reasonable likelihood that the relationship, in the particular context, could be viewed as important by the average shareholder.

(3)	Procedures to Address Material Conflicts: The Adviser will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”

•

Use a Proxy Voting Service for Specific Proposals – As a primary means of voting material conflicts, the Adviser will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).

•

Use a Predetermined Voting Policy – If no directives are provided by either ISS or the client, the Adviser may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, and should such subject matter fall sufficiently within the identified subject matter.

If the issue involves a material conflict and the Adviser chooses to use a predetermined voting policy, the Adviser will not be permitted to vary from the established voting policies established herein.

•

Seek Board of Trustees Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, the Adviser may seek guidance from the Fund’s Board of Trustees (the “Board”) on matters involving a conflict. Under this method, the Adviser will disclose the nature of the conflict to the Board (or a committee of the Board consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain the Board’s consent or direction to vote the proxies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)	Portfolio Managers

Adam H. Brown and John P. McCarthy are primarily responsible for the day-to-day management of Delaware Ivy High Income Opportunities Fund (the “Fund”). Mr. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a Bachelor’s degree in Accounting from the University of Florida. Mr. McCarthy is a senior portfolio manager for the Macquarie Investment Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Investment Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

(a)(2)	Other Accounts Managed

The following chart lists certain information about types of other accounts for which the portfolio manager is primarily responsible as of September 30, 2021, unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Adam H. Brown
Registered Investment Companies	7	$1.4 billion	0	$0
Other Pooled Investment Vehicles	3	$473.5 million	0	$0
Other Accounts	6	$1.1 billion	0	$0
John P. McCarthy
Registered Investment Companies	6	$1.4 billion	0	$0
Other Pooled Investment Vehicles	2	$460.5 million	0	$0
Other Accounts	6	$1.1 billion	0	$0

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3) Compensation (Brown, McCarthy)

Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors and objective factors. The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) or Morningstar peer group percentile ranking on a 1-, 3-, and 5-year basis, with longer term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance database (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted; composite performance relative to the benchmark is also evaluated for the same time periods. Incentives reach maximum potential at the top 25th-30th percentile. The remaining portion of the bonus is discretionary as determined by Macquarie Investment Management and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Investment Management Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within MIM Funds pursuant to the terms of the Macquarie Investment Management Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Securities Ownership of Portfolio Manager (as of September 30, 2021)

The Portfolio Managers do not own shares in Delaware Ivy High Income Opportunities Fund.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Period*	(a) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	(b) AVERAGE PRICE PAID PER SHARE (OR UNIT)	(c) TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	(d)* MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS

10-1-20 – 10-31-20	8,564	$11.88	8,564	2,179,765
11-1-20 – 11-30-20	8,164	$12.51	8,164	2,179,765
12-1-20 – 12-31-20	7,906	$12.90	7,906	2,179,765
1-1-21 – 1-31-21	7,416	$13.16	7,416	2,179,765
2-1-21 – 2-29-21	7,266	$13.48	7,266	2,179,765
3-1-21 – 3-31-21	7,117	$13.69	7,117	2,179,765
4-1-21 – 4-30-21	6,663	$13.71	6,663	2,179,765
5-1-21 – 5-31-21	6,076	$13.92	6,076	2,179,765
6-1-21 – 6-30-21	6,153	$13.84	6,153	2,179,765
7-1-21 – 7-31-21	1,982	$13.81	1,982	2,179,765
8-1-21 – 8-31-21	1,931	$14.15	1,931	2,179,765
9-1-21 – 9-30-21	1,837	$13.98	1,837	2,179,765
TOTAL	71,075

* The registrant’s repurchase program, for the repurchase of 2,182,912 shares, was authorized May 29, 2013. On October 16, 2017, the Fund issued 3,147 new shares from the Fund’s reserve account. All other repurchases made by the registrant pursuant to the program were made through open-market transactions and not through the issuance of new shares.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)	Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, management, with the participation of the principal executive officer and principal financial officer, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on its evaluation, the principal executive officer and principal financial officer have determined that, as of a date within 90 days of the filing date of this report, the Registrant’s disclosure controls and procedures were effective.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal controls over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. As of March 31, 2021, management concluded that it did not design or maintain controls to evaluate the valuation model and available observable inputs related to the fair valuation of certain private equity securities provided by a third-party valuation service. Certain private equity securities that were valued by third party valuation services were not subject to Valuation Committee review. This material weakness did not result in a misstatement of previously issued financial statements. This material weakness resulted in audit adjustments, which adjustments were reflected in the financial statements to decrease investments in unaffiliated securities at value and net change in unrealized appreciation (depreciation) on investments in unaffiliated securities for the year ended March 31, 2021.

The steps management took to remediate this material weakness included implementing enhancements to the existing fair valuation process as follows: (i) investment teams will review all reasonably available observable inputs and other information relevant to the valuation of each private equity security valuation prepared by a third-party appraiser/expert and provide this information to the Valuation Committee for consideration; and (ii) management will escalate each private equity security valuation prepared by a third-party appraiser/expert to the Valuation Committee and the Valuation Committee will review and approve those valuations only after ensuring that they incorporate U.S. GAAP considerations for fair value, specifically the consideration of observable inputs, as applicable.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectively for a sufficient period of time, such that the material weakness previously identified as of March 31, 2021, has been remediated as of September 30, 2021.

(b)	Changes in Internal Control

Other than the enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)

SECURITIES LENDING ACTIVITIES (AMOUNTS IN THOUSANDS)

Gross income from securities lending activities	$1
Securities lending income paid to BNY for services as securities lending agent	6
Cash collateral management fees not included in securities lending income paid to BNY	0
Administrative fees not included in securities lending income paid to BNY	0
Indemnification fees not included in securities lending income paid to BNY	0
Rebates received from borrower	(71)
Other fees not included in securities lending income paid to BNY	0

Aggregate fees/compensation for securities lending activities	(65)

Net income from securities lending activities	$66

(b)

Bank of New York Mellon (BNY) serves as the securities lending agent for the registrant. As securities lending agent, BNY is responsible for providing the following services to the registrant: (i) selecting borrowers from a pre-approved list of borrowers and executing a securities lending agreement as agent on behalf of the registrant with each such borrower; (ii) negotiating the terms of securities loans, including the amount of fees or rebates; (iii) receiving and investing collateral in connection with any loaned securities in pre-approved investment vehicles; (iv) monitoring the daily value of the loaned securities and demanding the payment of additional collateral, as necessary; (v) terminating securities loans and arranging for the return of loaned securities and collateral at such termination; and (vi) in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities.

ITEM 13.    EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(a)(3)

Not applicable.

(a)(4)

Not applicable.

(b)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

(Registrant)

By	/s/ David F. Connor
David F. Connor, Secretary

Date:	December 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shawn K. Lytle
Shawn K. Lytle, President and Principal Executive Officer

Date:	December 9, 2021

By	/s/ Richard Salus
Richard Salus, Senior Vice President and Principal Financial Officer

Date:	December 9, 2021